                                                     Pruco Life Insurance Company

                                                   Strategic Partners Annuity One 3
                                                       Strategic Partners Plus 3
                                                     Strategic Partners FlexElite

                                                   Supplement, dated January 3, 2007

                                                                  To
                                                    Prospectuses, dated May 1, 2006

This supplement makes certain changes to the optional Highest Daily Lifetime Five Benefit, discussed in Section 5 of each prospectus.

o        We add the following as the last sentence of the paragraph concerning the Highest Quarterly Auto Step-Up (concerning a potential fee increase upon a step-up):

If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

o        In "BENEFITS UNDER HIGHEST DAILY LIFETIME FIVE", we add the following as the last bullet point within that sub-section:

Please note that payments that we make under this benefit after the contract anniversary coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

      This  prospectus  supplement is intended to amend the  prospectus for the annuity you own, and is not intended to be a prospectus or offer for any annuity listed here that you do not own.